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                               CREDIT CONFIRMATION
                            AND NOTE AMENDMENT NO. 9
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                                AND SECURED NOTE

                           Dated as of March 20, 2000

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investment Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers"), as amended by Credit Increase Confirmation and Note Amendment No. 1, dated as of September 30, 1997, Credit Increase Confirmation and Note Amendment No. 2, dated as of December 22, 1997, Credit Increase Confirmation and Note Amendment No. 3, dated as of March 30, 1998, Credit Increase Confirmation and Note Amendment No. 4, dated May 29, 1998, Credit Increase Confirmation and Note Amendment No. 5, dated June 30, 1998, Credit Increase Confirmation and Note Amendment No. 6, dated July 31, 1998, Credit Increase Confirmation and Note Amendment No. 7, dated August 27, 1998 and Credit Increase Confirmation and Note Amendment No. 8, dated as of August 31, 1999, (y) the Secured Note, dated as of December 22, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' ultimate parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement;

         NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

         Section 1 Amendment of the Interim Warehouse Agreement and Note.

         (a) The Introductory Clause of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                     This FIRST AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT, dated as of June 9, 1997 (as amended or otherwise modified from time to time, this "Agreement") among PRUDENTIAL SECURITIES CREDIT CORP., LLC, a Delaware limited liability company, having an office at 1220 N. Market Street, Wilmington, Delaware 19801 (the "Lender"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation having its principal office at 111 Presidential Boulevard,

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                     Bala Cynwyd, Pennsylvania 19004 ("ABC"), NEW JERSEY
                     MORTGAGE AND INVESTMENT CORP., a New Jersey corporation having its principal office at 111 Presidential Boulevard, Bala Cynwyd, Pennsylvania 19004 ("New Jersey Mortgage"), and HOMEAMERICAN CREDIT, INC. doing business as UPLAND MORTGAGE, a Pennsylvania corporation, having its principal office at 111 Presidential Boulevard, Bala Cynwyd, Pennsylvania 19004 ("Upland", and together with ABC and New Jersey Mortgage, the "Borrowers").

         (b) The first sentence of Section I(A)(1) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                     The Lender agrees to lend to the Borrowers an aggregate amount equal to the lesser of (i) $150,000,000 (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"); provided, however, that, in no event shall the outstanding debt owed to the Lender by the Borrowers or any of their Affiliates (including, without limitation, American Business Leasing, Inc. and Federal Leasing Corp.) under any loan agreement (including, without limitation, this Agreement) or in connection with any indenture (including, without limitation, the Indenture dated as of March 1, 2000 (the "MLWT 2000-1 Indenture") between ABFS Mortgage Loan Warehouse Trust 2000-1, as Issuer and The Chase Manhattan Bank, as Indenture Trustee) exceed an aggregate amount of $150,000,000 and (ii) at any time when funds are on deposit in a Pre-Funding Account (as defined herein), the amount on deposit in such Pre-Funding Account.

         (c) The following is hereby added as Section 10(J) of the Interim Warehouse Agreement:

                     Any "Event of Default" or any "Amortization Event" shall have occurred under the MLWT 2000-1 Indenture, or any "Servicer Event of Default" shall have occurred under the Sale and Servicing Agreement dated as of March 1, 2000, by and among ABFS Millenium, Inc., as Depositor, the Borrowers, as Originators, ABFS, as Guarantor, ABFS Mortgage Loan Warehouse Trust 2000-1, as Issuer, ABC as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent.

         Section 2 Amendment of the Guaranty.

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         Section 9, clause (v) of the Guaranty is hereby deleted in its entirety and replaced with the following:

                     The Guarantor shall at no time have guarantees outstanding in respect of obligations in excess of $325,000,000.

         Section 3 Confirmation of the Interim Warehouse Agreement, the Note and the Guaranty.

         As amended by Section 1 and Section 2 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and the Guarantor, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        AMERICAN BUSINESS CREDIT, INC.,
                                        as Borrower



                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:



                                        HOMEAMERICAN CREDIT, INC. D/B/A
                                          UPLAND MORTGAGE, as Borrower



                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:



                                        NEW JERSEY MORTGAGE AND
                                          INVESTMENT CORP., as Borrower



                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:



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                                      AMERICAN BUSINESS FINANCIAL
                                      SERVICES, INC., as Guarantor



                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:



                                      PRUDENTIAL SECURITIES CREDIT
                                        CORP., LLC, as Lender



                                      By:
                                         ----------------------------------
                                      Name:
                                      Title: